                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        CYPRUS Amax Minerals Company
                (Name of Registrant as Specified In Its Charter)

                        CYPRUS Amax Minerals Company
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

TO CYPRUS EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) PARTICIPANTS

  Item 1 of the ESOP proxy card which you previously received omitted the names of the director nominees. The Voting Instructions to Trustee were to have included the following:

  ELECTION OF DIRECTORS. Nominees: Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B. Turner.

  So that your shares can be voted accurately on all issues, a revised proxy card is enclosed. Even if you have already completed and returned the card previously sent to you, you still must complete and return the revised card. PLEASE PROMPTLY COMPLETE ALL ITEMS, SIGN, AND RETURN THE REVISED CARD SO THAT YOUR VOTE ON ALL ITEMS CAN BE COUNTED AT THE ANNUAL MEETING.

  We apologize for any inconvenience this may cause.

CYPRUS AMAX MINERALS COMPANY

April 6, 1994

                          CYPRUS AMAX MINERALS COMPANY


    TO CYPRUS EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANTS:

    Participants in the Employee Stock Ownership Plan maintained by Cyprus Amax
P Minerals Company and its subsidiaries may instruct the Trustee of the Plan to vote their Cyprus shares in the Plan (including a pro rata portion of any shares for which the Trustee does not receive timely direction) at
R Cyprus shareholder meetings. You have received with this card a copy of Cyprus' Notice of Annual Meeting of Shareholders and Proxy Statement. Cyprus' Annual Meeting of Shareholders will be held in Englewood, Colorado
O   on May 4, 1994.

    If you wish to instruct the Trustee to vote your Plan shares, you should
X fill in and sign this voting form and mail it to reach Society National Bank which serves as the tabulating agent for the Trustee, before April 22, 1994. A postage-paid return envelope is enclosed. If you do not instruct
Y the Trustee, or if this form properly completed fails to reach Society National Bank by April 22, the Trustee will vote your shares in the same proportion as those shares for which the Trustee receives proper and timely participant direction.

    PLAN ADMINISTRATOR
    March 18, 1994

               VOTING INSTRUCTIONS TO TRUSTEE OF STOCK OWNERSHIP PLAN

    To: Boston Safe Deposit and Trust Company as Trustee under the Employee Stock Ownership Plan of Cyprus Amax Minerals Company

                       ELECTION OF DIRECTORS. Nominees:

     Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B.
                                    Turner

    I hereby direct that at the Annual Meeting of Shareholders of Cyprus Amax Minerals Company to be held in Englewood, Colorado on May 4, 1994, or at any adjournments or postponements thereof, the shares of Cyprus Amax Minerals Company stock credited to my account (including a pro rata portion of any shares for which the Trustee does not receive timely direction) and entitled to vote at said meeting shall be voted as directed on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                                   -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------

                                                        SHARES IN YOUR NAME
                                                                          +
[X]  PLEASE MARK YOUR                                                     +
     VOTES AS IN THIS                                                     +
     EXAMPLE.                                                             +++++


                                            FOR           WITHHELD
1. Election of Directors. (see reverse)     [_]             [_]

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

- --------------------------------------------------------------------------

                                   FOR       AGAINST      ABSTAIN
2. Approval of Independent         [_]         [_]          [_]
   Accountants for 1994.

3. OTHER MATTERS. In their discretion, the Trustee is authorized to vote upon other matters not known to the Board of Directors on March 18, 1994 that may come before the meeting and upon matters incident to the conduct of the meeting.




SIGNATURE(S) _________________________________________   DATE _______________

NOTE: Please complete and return this card so that it is received by Society
      National Bank not later than April 22, 1994.

TO CYPRUS AMAX EMPLOYEE SAVINGS PLAN (SAVINGS PLAN) PARTICIPANTS

  Item 1 of the Savings Plan proxy card which you previously received omitted the names of the director nominees. The Voting Instructions to Trustee were to have included the following:

  ELECTION OF DIRECTORS. Nominees: Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B. Turner.

  So that your shares can be voted accurately on all issues, a revised proxy card is enclosed. Even if you have already completed and returned the card previously sent to you, you still must complete and return the revised card. PLEASE PROMPTLY COMPLETE ALL ITEMS, SIGN, AND RETURN THE REVISED CARD SO THAT YOUR VOTE ON ALL ITEMS CAN BE COUNTED AT THE ANNUAL MEETING.

  We apologize for any inconvenience this may cause.

CYPRUS AMAX MINERALS COMPANY

April 6, 1994

                          CYPRUS AMAX MINERALS COMPANY


    TO CYPRUS AMAX EMPLOYEE SAVINGS PLAN PARTICIPANTS

P Participants in the Employee Savings Plan maintained by Cyprus Amax Minerals Company and its subsidiaries may instruct the Trustee of the Plan to vote their Cyprus shares in the Plan (including a pro rata portion of
R all unallocated shares and shares for which the Trustee does not receive timely direction) at Cyprus shareholder meetings. You have received with this card a copy of Cyprus' Notice of Annual Meeting of Shareholders and
O Proxy Statement. Cyprus' Annual Meeting of Shareholders will be held in Englewood, Colorado on May 4, 1994.

X If you wish to instruct the Trustee to vote your Plan shares, you should fill in and sign this voting form and mail it to reach Society National Bank, which serves as the tabulating agent for the Trustee, before April,
Y 22, 1994. A postage-paid return envelope is enclosed. If you do not instruct the Trustee, or if this form properly completed fails to reach Society National Bank by April 22, the Trustee will vote your shares in the same proportion as those shares for which the Trustee receives proper and timely participant direction.

    PLAN ADMINISTRATOR
    March 18, 1994

              VOTING INSTRUCTIONS TO TRUSTEE OF SAVINGS PLAN

    To: T. Rowe Price as Trustee under the Employee Savings Plan of Cyprus Amax Minerals Company

                       ELECTION OF DIRECTORS. Nominees:

     Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B.
                                    Turner


    As provided in the Savings Plan, I hereby direct that at the Annual Meeting of Shareholders of Cyprus Amax Minerals Company to be held in Englewood, Colorado on May 4, 1994, or at any adjournments or postponements thereof, the shares of Cyprus Amax Minerals Company stock credited to my account (including a pro rata portion of all unallocated shares and shares for which the Trustee does not receive timely direction) are entitled to vote at said meeting shall be voted as directed on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                                                   -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------

[X]  PLEASE MARK YOUR                       SHARES IN YOUR NAME
     VOTES AS IN THIS                                            +
     EXAMPLE.                                                    +
                                                                 +
                                                                 ++++++




                     FOR        WITHHELD
1. Election of
   Directors.        [_]          [_]
   (see reverse)

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


- --------------------------------------------------------

                               FOR  AGAINST  ABSTAIN
2. Approval of Independent
   Accountants for 1994.       [_]    [_]      [_]

3. OTHER MATTERS. In their discretion, the proxies are authorized to vote upon other matters not known to the Board of Directors on March 18, 1994 that may come before the meeting and upon matters incident to the conduct of the meeting.



SIGNATURE(S) ____________________________________________   DATE____________
NOTE: Please complete and return this card so that it is received by Society
      National Bank not later than April 22, 1994.

TO AMAX INC. THRIFT PLAN FOR SALARIED EMPLOYEES PARTICIPANTS

  Item 1 of the Thrift Plan for Salaried Employees proxy card which you previously received omitted the names of the director nominees. The Voting Instructions to Trustee were to have included the following:

  ELECTION OF DIRECTORS. Nominees: Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B. Turner.

  So that your shares can be voted accurately on all issues, a revised proxy card is enclosed. Even if you have already completed and returned the card previously sent to you, you still must complete and return the revised card. PLEASE PROMPTLY COMPLETE ALL ITEMS, SIGN, AND RETURN THE REVISED CARD SO THAT YOUR VOTE ON ALL ITEMS CAN BE COUNTED AT THE ANNUAL MEETING.

  We apologize for any inconvenience this may cause.

CYPRUS AMAX MINERALS COMPANY

April 6, 1994

                          CYPRUS AMAX MINERALS COMPANY


P   TO AMAX INC. THRIFT PLAN FOR SALARIED EMPLOYEES PARTICIPANTS:

    Participants in the AMAX Inc. Thrift Plan for Salaried Employees maintained
R by Cyprus Amax Minerals Company and its subsidiaries may instruct the Trustee of the Plan to vote their Cyprus shares in the Plan (including a pro rata portion of any shares for which the Trustee does not receive
O timely direction) at Cyprus shareholder meetings. You have received with this card a copy of Cyprus' Notice of Annual Meeting of Shareholders and Proxy Statement. Cyprus' Annual Meeting of Shareholders will be held in
X   Englewood, Colorado on May 4, 1994.

    If you wish to instruct the Trustee to vote your Plan shares, you should
Y fill in and sign this voting form and mail it to reach Society National Bank, which serves as the tabulating agent for the Trustee, before April 22, 1994. A postage-paid return envelope is enclosed. If you do not instruct the Trustee, or if this form properly completed fails to reach Society National Bank by April 22, the Trustee will vote your shares in the same proportion as those shares for which the Trustee receives proper and timely participant direction.

    PLAN ADMINISTRATOR

    March 18, 1994
                 VOTING INSTRUCTIONS TO TRUSTEE OF THRIFT PLAN

    To: T. Rowe Price as Trustee under the AMAX Inc. Thrift Plan for Salaried Employees

                       ELECTION OF DIRECTORS. Nominees:

     Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B.
                                    Turner

    As provided in the Thrift Plan, I hereby direct that at the Annual Meeting of Shareholders of Cyprus Amax Minerals Company to be held in Englewood, Colorado on May 4, 1994, or at any adjournments or postponements thereof, the shares of Cyprus Amax Minerals Company stock credited to my account (including a pro rata portion of any shares for which the Trustee does not receive timely direction) and entitled to vote at said meeting shall be voted as directed on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                                                   -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------

                                          SHARES IN YOUR NAME
                                                             +
[X]  PLEASE MARK YOUR                                        +
     VOTES AS IN THIS                                        +
     EXAMPLE.                                                +++++++



                                                 FOR       WITHHELD
1. Election of                                   [_]         [_]
   Directors.
   (see reverse)

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


- ---------------------------------------------------------------------------

                                       FOR      AGAINST     ABSTAIN
2. Approval of Independent             [_]        [_]         [_]
   Accountants for 1994.


3. OTHER MATTERS. In their discretion, the proxies are authorized to vote upon other matters not known to the Board of Directors on March 18, 1994 that may come before the meeting and upon matters incident to the conduct of the meeting.




SIGNATURE(S) ______________________________   DATE __________________
NOTE: Please complete and return this card so that it is received by Society
      National Bank not later than April 22, 1994.

TO AMAX INC. THRIFT PLAN FOR HOURLY RATED EMPLOYEES PARTICIPANTS

  Item 1 of the Thrift Plan for Hourly Rated Employees proxy card which you previously received omitted the names of the director nominees. The Voting Instructions to Trustee were to have included the following:

  ELECTION OF DIRECTORS. Nominees: Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B. Turner.

  So that your shares can be voted accurately on all issues, a revised proxy card is enclosed. Even if you have already completed and returned the card previously sent to you, you still must complete and return the revised card. PLEASE PROMPTLY COMPLETE ALL ITEMS, SIGN, AND RETURN THE REVISED CARD SO THAT YOUR VOTE ON ALL ITEMS CAN BE COUNTED AT THE ANNUAL MEETING.

  We apologize for any inconvenience this may cause.

CYPRUS AMAX MINERALS COMPANY

April 6, 1994

                          CYPRUS AMAX MINERALS COMPANY



    TO AMAX INC. THRIFT PLAN FOR HOURLY RATED EMPLOYEES PARTICIPANTS:


    Participants in the AMAX Inc. Thrift Plan for Hourly Rated Employees maintained by Cyprus Amax Minerals Company and its subsidiaries may
P instruct the Trustee of the Plan to vote their Cyprus shares in the Plan (including a pro rata portion of any shares for which the Trustee does not receive timely direction) at Cyprus shareholder meetings. You have received with this card a copy of Cyprus' Notice of Annual Meeting of Shareholders
R and Proxy Statement. Cyprus' Annual Meeting of Shareholders will be held in Englewood, Colorado on May 4, 1994.

    If you wish to instruct the Trustee to vote your Plan shares, you should
O fill in and sign this voting form and mail it to reach Society National Bank, which serves as the tabulating agent for the Trustee, before April 22, 1994. A postage-paid return envelope is enclosed. If you do not instruct the Trustee, or if this form properly completed fails to reach
X Society National Bank by April 22, the Trustee will vote your shares in the same proportion as those shares for which the Trustee receives proper and timely participant direction.

Y   PLAN ADMINISTRATOR

    March 18, 1994
                   VOTING INSTRUCTIONS TO TRUSTEE OF THRIFT PLAN

    To: T. Rowe Price as Trustee under the AMAX Inc. Thrift Plan for Hourly
     Rated Employees

                       ELECTION OF DIRECTORS. Nominees:

     Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B.
                                    Turner

    As provided in the Thrift Plan, I hereby direct that at the Annual Meeting of Shareholders of Cyprus Amax Minerals Company to be held in Englewood, Colorado on May 4, 1994, or at any adjournments or postponements thereof, the shares of Cyprus Amax Minerals Company stock credited to my account (including a pro rata portion of any shares for which the Trustee does not receive timely direction) and entitled to vote at said meeting shall be voted as directed on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                           -------------------
                                                                SEE REVERSE
                                                                   SIDE
                                                           -------------------

                                                 SHARES IN YOUR NAME
                                                                    +
[X]  PLEASE MARK YOUR                                               +
     VOTES AS IN THIS                                               +
     EXAMPLE.                                                       +++++




                                            FOR       WITHHELD
1. Election of Directors. (see reverse)     [_]         [_]

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):
- ------------------------------------------------------------------------------




                                            FOR       AGAINST      ABSTAIN
2. Approval of Independent                  [_]         [_]          [_]
   Accountants for 1994.

3. OTHER MATTERS. In their discretion, the proxies are authorized to vote upon other matters not known to the Board of Directors on March 18, 1994 that may come before the meeting and upon matters incident to the conduct of the meeting .




SIGNATURE(S)_________________________________________   DATE __________________
NOTE: Please complete and return this card so that it is received by Society
      National Bank not later than April 22, 1994.

TO AMAX INC. THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES PARTICIPANTS

  Item 1 of the Thrift Plan for Bargaining Unit Employees proxy card which you previously received omitted the names of the director nominees. The Voting Instructions to Trustee were to have included the following:

  ELECTION OF DIRECTORS. Nominees: Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B. Turner.

  So that your shares can be voted accurately on all issues, a revised proxy card is enclosed. Even if you have already completed and returned the card previously sent to you, you still must complete and return the revised card. PLEASE PROMPTLY COMPLETE ALL ITEMS, SIGN, AND RETURN THE REVISED CARD SO THAT YOUR VOTE ON ALL ITEMS CAN BE COUNTED AT THE ANNUAL MEETING.

  We apologize for any inconvenience this may cause.

CYPRUS AMAX MINERALS COMPANY

April 6, 1994

                          CYPRUS AMAX MINERALS COMPANY



    TO AMAX INC. THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES PARTICIPANTS:

    Participants in the AMAX Inc. Thrift Plan for Bargaining Unit Employees
P maintained by Cyprus Amax Minerals Company and its subsidiaries may instruct the Trustee of the Plan to vote their Cyprus shares in the Plan (including a pro rata portion of any shares for which the Trustee does not
R receive timely direction) at Cyprus shareholder meetings. You have received with this card a copy of Cyprus' Notice of Annual Meeting of Shareholders and Proxy Statement. Cyprus' Annual Meeting of Shareholders will be held in
O   Englewood, Colorado on May 4, 1994.

    If you wish to instruct the Trustee to vote your Plan shares, you should
X fill in and sign this voting form and mail it to reach Society National Bank, which serves as the tabulating agent for the Trustee, before April 22, 1994. A postage-paid return envelope is enclosed. If you do not
Y instruct the Trustee, or if this form properly completed fails to reach Society National Bank by April 22, the Trustee will vote your shares in the same proportion as those shares for which the Trustee receives proper and timely participant direction.

    PLAN ADMINISTRATOR

    March 18, 1994
                 VOTING INSTRUCTIONS TO TRUSTEE OF THRIFT PLAN

    To: T. Rowe Price as Trustee under the AMAX Inc. Thrift Plan for Bargaining Unit Employees

                       ELECTION OF DIRECTORS. Nominees:

     Milton H. Ward, James C. Huntington, Jr., John Hoyt Stookey, and Billie B.
                                    Turner


    As provided in the Thrift Plan, I hereby direct that at the Annual Meeting of Shareholders of Cyprus Amax Minerals Company to be held in Englewood, Colorado on May 4, 1994, or at any adjournments or postponements thereof, the shares of Cyprus Amax Minerals Company stock credited to my account (including a pro rata portion of any shares for which the Trustee does not receive timely direction) and entitled to vote at said meeting shall be voted as directed on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                                                                  -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------

 [X]PLEASE MARK YOUR                          SHARES IN YOUR NAME
    VOTES AS IN THIS                                              +
    EXAMPLE.                                                      +
                                                                  +
                                                                  +
                                                                  ++++++

                                                  For     Withheld
1. Election of                                    [_]       [_]
   Directors.
   (see reverse)

   FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


- -------------------------------------------------------------------------------

2. Approval of Independent                        For   AGAINST  ABSTAIN
   Accountants for 1994.                          [_]     [_]      [_]


3. OTHER MATTERS. In their discretion,the proxies are authorized to vote upon other matters not known to the Board of Directors on March 18, 1994 that may come before the meeting and upon matters incident to the conduct the meeting.


SIGNATURE(S) ________________________ DATE __________

NOTE: Please complete and return this card so that it is received by Society
      National Bank not later than April 22,1994.